UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 11, 2005 (April 6, 2005)
WELLSFORD REAL PROPERTIES, INC.

(Exact Name of Registrant as Specified in Charter)
Maryland

(State or Other Jurisdiction of Incorporation)
1-12917	13-3926898

(Commission File Number)	(IRS Employer Identification No.)
535 Madison Avenue, New York, NY	10022

(Address of Principal Executive Offices)	(Zip Code)
(212) 838-3400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under Off-Balance Sheet Arrangement of a Registrant.

On April 6, 2005, Wellsford Real Properties, Inc. (the “Company”) obtained financing for the construction of 259 condominium units at the Gold Peak phase of Palomino Park. The aggregate amount of the development and construction loan is $28.8 million, which will be drawn upon as costs are expended. The loans bear interest at LIBOR + 1.65% per annum and mature in May 2008 with additional extension options, subject to the satisfaction of certain conditions being met by the borrower. The loans include financial and non-financial covenants including a minimum net worth requirement of the Company. The Company’s current plan with respect to Gold Peak is to construct condominium units in phases and commence unit sales in the fall of 2005.

Item 5.02	Departure of Directors or Principal Officers;Election of Directors; Appointment of Principal Officers.

On April 8, 2005, Mr. David J. Neithercut, Executive Vice President of Equity Residential (“EQR”), notified the Chairman of the Company of his resignation from the Company’s Board of Directors, effective immediately. Mr. Neithercut’s resignation was in connection with the April 6, 2005 redemption of $25,000,000 of Convertible Trust Preferred Securities held by EQR. EQR had the right to nominate one member to the Company’s Board of Directors as long as $10 million of the Convertible Trust Preferred Securities were outstanding and certain other conditions existed.

Item 8.01	Other Events.

On April 6, 2005 the Company redeemed the $25,000,000 of Convertible Trust Preferred Securities held by an affiliated of EQR. The Company utilized a portion of its available cash to complete the transaction. The securities were issued in May 2000, had an interest rate of 8.25% per annum and were convertible into 1,123,696 shares of the Company’s common stock at $22.248 per share.

Separately, the Company notified the holders of the $10,405,000 Palomino Park tax-exempt bonds of its intent to repay the bonds in full on or about May 1, 2005. The credit enhancements supporting the bonds, which were provided by Commerzbank AG and a subsidiary of EQR, were scheduled to expire in May 2005.

Item 9.01	Financial Statements and Exhibits.
	(c)	Exhibits
99.1	Press release issued April 11, 2005 announcing the Company’s redemption of $25,000,000 of Convertible Trust Preferred Securities and the resignation of David J. Neithercut from the Board of Directors. The Company also announced that it obtained financing for the construction of 259 condominium units at the Gold Peak phase of Palomino Park and its intent to repay the $10,405,000 million Palomino Park tax-exempt bonds in full on or about May 1, 2005.

		10.60	Development Loan Agreement, dated as of April 6, 2005, by and between Gold Peak at Palomino Park LLC and Key Bank National Association.
		10.61	Promissory Note for the $8,800,000.00 Development Loan, dated as of April 6, 2005, by Gold Peak at Palomino Park LLC as Maker to Key Bank National Association as Payee.

Item 9.01	Financial Statements and Exhibits. (continued)
	(c)	Exhibits
		10.62	Payment Guaranty for the $8,800,000.00 Development Loan, dated as of April 6, 2005, by Wellsford Real Properties, Inc. as Guarantor to and for the benefit of Key Bank National Association as lender.
		10.63	Construction Loan Agreement, dated as of April 6, 2005, by and between Gold Peak at Palomino Park LLC and Key Bank National Association.
		10.64	Promissory Note for the $20,000,000.00 Construction Loan, dated as of April 6, 2005, by Gold Peak at Palomino Park LLC as Maker to Key Bank National Association as Payee.
		10.65	Payment Guaranty for the $20,000,000.00 Construction Loan, dated as of April 6, 2005, by Wellsford Real Properties, Inc. as Guarantor to and for the benefit of Key Bank National Association as lender.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
WELLSFORD REAL PROPERTIES, INC.

	By:	/s/ James J. Burns
James J. Burns Senior Vice President, Chief Financial Officer
Date: April 11, 2005

Exhibit 99.1
WELLSFORD REAL PROPERTIES, INC. 535 MADISON AVENUE• 26TH FLOOR • NEW YORK • NY 10022 212-838-3400 FAX 212-421-7244
FOR IMMEDIATE RELEASE:
WELLSFORD REAL PROPERTIES, INC. COMPLETES REDEMPTION OF $25 MILLION CONVERTIBLE PREFERRED SECURITIES Obtains Financing For Construction Of Denver Condominiums
NEW YORK, April 11, 2005—Wellsford Real Properties, Inc. (AMEX: WRP) reported today that it has redeemed the $25 million of Convertible Trust Preferred Securities held by Equity Residential (“EQR”). WRP utilized a portion of its available cash to complete the transaction. The securities were issued in May 2000, had an interest rate of 8.25% per annum and were convertible into 1,123,696 shares of WRP common stock at $22.248 per share. Also, EQR had the right to nominate one member to WRP’s Board of Directors as long as $10 million of the securities were outstanding and certain other conditions existed. In connection with the redemption, Mr. David J. Neithercut, Executive VP of EQR, resigned from the WRP Board of Directors.

Separately, WRP notified the holders of the $10.4 million Palomino Park tax-exempt bonds of its intent to repay the bonds in full on or about May 1, 2005. The credit enhancements supporting the bonds, which were provided by Commerzbank AG and a subsidiary of EQR, were scheduled to expire in May 2005.

Mr. Jeffrey Lynford, Chairman and CEO, stated “Management is pleased to have retired these two obligations which will reduce annualized interest expense by $2.6 million. WRP and EQR’s relationship began in May 1997 when WRP’s predecessor, Wellsford Residential Properties Trust merged with EQR. After the settlement of the aforementioned $35.4 million of obligations, EQR’s continuing involvement in WRP is its 14.15% minority interest in Palomino Park and its ownership of 169,903 shares of class A-1 common stock of WRP. Lastly, we want to thank David Neithercut for his advice and counsel during his tenure on the WRP Board.”

On April 6, 2005, WRP obtained financing for the construction of 259 condominium units at the Gold Peak phase of Palomino Park. The aggregate amount of the development and construction loan is $28.8 million, which will be drawn upon as costs are expended, bears interest at LIBOR + 1.65% per annum and matures in May 2008 with additional extension options. WRP’s current plan is to construct condominium units in phases and commence unit sales in the fall of 2005. Currently, 43 units are under reservation or contracted for sale.

WRP is a real estate merchant banking firm headquartered in New York City, which acquires, develops, finances and operates real properties, constructs for-sale single family home and condominium developments and organizes and invests in private and public real estate companies.

Palomino Park is WRP’s 1,707 unit multifamily residential development in Highlands Ranch, a southern suburb of Denver, Colorado.

This press release, together with other statements and information publicly disseminated by WRP, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of WRP or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following, which are discussed in greater detail in the “Risk Factors” section of WRP’s registration statement on Form S-3 (file No. 333-73874) filed with the Securities and Exchange Commission (“SEC”) on December 14, 2001, as may be amended, which is incorporated herein by reference: failure to repay the Palomino Park Bonds; construction delays, cost overruns and increased costs of construction materials; inability to sell Gold Peak units at projected prices; exposure to variable interest rates; inability to repay the construction loan or refinance it on favorable terms and conditions; inability to meet loan covenant requirements under the Gold Peak construction loan; and other risks listed from time to time in WRP’s reports filed with the SEC. Therefore, actual results could differ materially from those projected in such statements.

Press Contact:	Mark P. Cantaluppi Vice President - Chief Accounting Officer & Director of Investor Relations Wellsford Real Properties, Inc. (212) 838-3400